                                                                    EXHIBIT 13.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 20-F of Amdocs Limited (the "Company") for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Tamar Rapaport-Dagim, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to the best of his knowledge and belief:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   December 8, 2008

/s/ Tamar Rapaport-Dagim
----------------------------
Tamar Rapaport-Dagim
Chief Financial Officer
Amdocs Management Limited